UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Exchange Act of 1934 (Amendment No. __)
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SAFESTITCH MEDICAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 30, 2010
Dear Stockholders:
On behalf of the Board of Directors, we cordially invite you to attend the 2010 Annual Meeting of Stockholders of SafeStitch Medical, Inc. to be held at its executive offices, 4400 Biscayne Blvd., Suite A-100, Miami, Florida 33137 on Wednesday, June 2, 2010, beginning at 11:00 a.m. local time.
The attached Notice of Annual Meeting and Proxy Statement describe the matters expected to be acted upon at the Annual Meeting. At the Annual Meeting, you will have an opportunity to meet management and ask questions.
Whether or not you plan to attend the Annual Meeting, it is important that you vote your shares of SafeStitch Medical, Inc. common and/or preferred stock. Regardless of the number of shares you own, please sign and date the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope. If you sign and return your proxy card without voting, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the attached Proxy Statement.
We look forward to seeing you on June 2, 2010 and urge you to return your proxy card as soon as possible.

Sincerely,

Jane H. Hsiao, Ph.D., MBA
Chairman of the Board

Jeffrey G. Spragens
Chief Executive Officer and President

SAFESTITCH MEDICAL, INC.
4400 Biscayne Blvd.
Miami, FL 33137

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 2, 2010
Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of SafeStitch Medical, Inc., a Delaware corporation (the “Company”), will be held at the Company’s headquarters at 4400 Biscayne Blvd., Suite A-100, Miami, Florida, 33137, on Wednesday, June 2, 2010, beginning at 11:00 a.m., local time, for the following purposes:
1. To elect seven directors for a term of office expiring at the 2011 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified; and
2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.
Only holders of record of our common stock and/or Series A preferred stock at the close of business on April 16, 2010, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The approximate date on which this proxy statement and the enclosed form of proxy are first sent to stockholders is May 4, 2010.
Whether or not you expect to attend the Annual Meeting, please sign and date the enclosed proxy and return it in the postage paid, self-addressed envelope provided for your convenience. Should you attend, you may, if you wish, withdraw your proxy and vote your shares in person.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 2, 2010. Our proxy statement and annual report on Form 10-K are available at www.SafeStitch.com.

By Order of the Board of Directors,

Joshua B. Weingard
Corporate Secretary
Miami, Florida
April 30, 2010
ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, ALL STOCKHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. STOCKHOLDERS OF RECORD WHO EXECUTE A PROXY CARD MAY REVOKE THEIR PROXY IN THE MANNER DESCRIBED IN THE PROXY STATEMENT AND VOTE THEIR SHARES IN PERSON AT THE ANNUAL MEETING.

SAFESTITCH MEDICAL, INC.
PROXY STATEMENT FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
WEDNESDAY, JUNE 2, 2010
This proxy statement is furnished by the Board of Directors (“Board”) of SafeStitch Medical, Inc. (the “Company” or “we,” “us” or “our”) in connection with the solicitation of proxies to be voted at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company that will be held at the Company’s headquarters at 4400 Biscayne Blvd., Suite A-100, Miami, Florida 33137, on Wednesday, June 2, 2010, beginning at 11:00 a.m., local time, and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.
Our Board has fixed the close of business on April 16, 2010, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of that date, there were issued and outstanding 17,962,718 shares of our common stock and 4,000,000 shares of our 10% Series A Cumulative Convertible Preferred Stock (“Preferred Stock”). The holders of our common stock and Preferred Stock are each entitled to one vote for each outstanding share on all matters submitted to our stockholders. The presence, in person or by proxy, of holders of a majority of our outstanding common and Preferred Stock constitutes a quorum at the Annual Meeting.
Stockholders who own their shares in “street name” through a stock brokerage account or through a bank or other nominee may attend the Annual Meeting but may not grant a proxy or vote at the meeting. Instead, the broker, bank or other nominee is considered the record holder of those shares, and those stockholders must instruct the record holder how they wish their shares to be voted. Stockholders are entitled to one vote for each share held and do not have the right to cumulate their votes.
Shares of our stock represented by proxies that reflect “broker non-votes” (i.e., stock represented at the Annual Meeting by proxies held by brokers or nominees as to which (i) the brokers or nominees have not received instructions from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted for the purpose of determining the existence of a quorum at the Annual Meeting, but will not be counted as a vote cast “for” or “against” any given matter. Under recent New York Stock Exchange (“NYSE”) rule changes, a broker does not have the discretion to vote on the election of directors. As a result, any broker that is a member of the NYSE will not have the discretion to vote on the election of directors. A broker non-vote will have no effect on the election of directors. Consequently, it is very important that you vote your shares for the election of directors.
Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote on any matter that requires approval by a majority of shares represented and entitled to vote at the Annual Meeting. Abstentions will have no effect on the election of directors.
Any stockholder giving a proxy may revoke it at any time prior to the time it is voted. A proxy may be revoked by: (i) written notice to us at or prior to the Annual Meeting, attention: Corporate Secretary; (ii) execution of a proxy bearing a later date; or (iii) requesting revocation at the Annual Meeting and voting in person. Please note that attendance at the Annual Meeting will not automatically revoke the proxy. All shares of our stock represented by effective proxies will be voted at the Annual Meeting or at any adjournment thereof. Unless otherwise specified in the proxy, shares of our stock represented by proxies will be voted: (i) FOR the election of the Board’s nominees for directors and (ii) in the discretion of the proxy holders with respect to such other matters as may properly come before the Annual Meeting.
Directors will be elected by a plurality of the votes cast at the Annual Meeting by the stockholders entitled to vote in the election. Any other matter that may be submitted to a vote of the stockholders will be approved by the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter, unless such matter is one for which a greater vote is required by law or by our Certificate of Incorporation or Bylaws. If less than a majority of the shares of common stock and Preferred Stock entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before an adjournment is taken.

Prior to the Annual Meeting, we will select one or more inspectors of election for the meeting. Such inspectors shall determine the number of shares of common stock and Preferred Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.
The cost of preparing, assembling and mailing this proxy statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be borne solely by us. In addition to the use of mail, our employees may solicit proxies personally, by telephone, e-mail and by facsimile. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses in so doing.
Our executive offices are located at 4400 Biscayne Blvd., Suite A-100, Miami, Florida 33137. Mailing to stockholders of record on April 16, 2010 of the Notice of Annual Meeting, this proxy statement, the accompanying form of proxy and our Annual Report to Stockholders for our fiscal year ended December 31, 2009 (“fiscal 2009”) will commence on or about May 4, 2010. Stockholders who wish to attend the Annual Meeting may contact the Company’s Corporate Secretary at 305-572-4112 for directions to the Annual Meeting.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of April 16, 2010, the record date, concerning the beneficial ownership of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding common stock and/or Preferred Stock, (ii) each of our directors (all of whom are nominees for director), (iii) each Named Executive Officer (as defined in the Executive Compensation Section below), and (iv) all of our current executive officers and directors as a group. Unless otherwise noted, all holders listed below have sole voting power and investment power over the shares beneficially owned by them. Unless noted otherwise, the address of each person listed below is 4400 Biscayne Boulevard, Suite A-100, Miami, Florida 33137.

		Percentage of	Number of Shares	Percentage of
	Number of Shares of	Outstanding	of Series A	Outstanding Series A
Name and Address of Beneficial Owner	Common Stock (1)	Common Shares (2)	Preferred Stock	Preferred Shares (3)

Phillip Frost, M.D. (4)(5)	5,408,148	28.1%	447,500	11.2%

Frost Gamma Investments Trust (5)	5,348,148	27.9%	447,500	11.2%

Jane H. Hsiao, Ph.D., MBA, Chairman of the Board of Directors (6)(7)	3,386,465	18.3%	447,500	11.2%

Hsu Gamma Investments, L.P. (7)	507,500	2.8%	447,500	11.2%

Jeffrey G. Spragens, Chief Executive Officer, President and Director (8)	3,006,438	16.6%	100,000	2.5%

UniMed Investment, Inc. (9) 3F, No. 308, Sec. 2, Bade Rd., Taipei 10492, Taiwan, R.O.C.	2,000,000	10.0%	2,000,000	50.0%

Brilliant Champion Resources Limited (10) 11F, No. 308, Sec. 2, Bade Rd., Taipei 10492, Taiwan, R.O.C.	1,000,000	5.3%	1,000,000	25.0%

Charles J. Filipi, M.D., Chief Medical Officer and Director (11)	2,816,592	15.7%	—	*

Chao C. Chen, Ph.D., Director	—	*	—	*

Richard C. Pfenniger, Jr., Director (12)	132,000	*	—	*

Steven D. Rubin, Director (13)	257,128	1.4%	—	*

Kevin T. Wayne, D.B.A., Director (14)	20,000	*	—	*

Stewart B. Davis, M.D., Chief Operating Officer (15)	92,751	*	—	*

Adam S. Jackson, Chief Financial Officer (16)	35,000	*	—	*

All Executive Officers and Directors as a group (9 persons)	9,746,374	51.8%	547,500	13.7%

*	Less than 1%.

(1)
A person is deemed to be the beneficial owner of common stock that can be acquired by such person within 60 days from April 16, 2010 upon exercise of option and warrants, or through the conversion of convertible preferred stock.

(2)
Based on 17,962,718 shares of common stock outstanding as of April 16, 2010. Each beneficial owner’s percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof have been exercised and that any convertible preferred stock held by such person (but no other person) has been converted into common stock.

(3)	Based on 4,000,000 shares of Preferred Stock outstanding as of April 16, 2010.

(4)
Common stock holdings include options to purchase 60,000 shares of the Company’s common stock which are currently exercisable or will become exercisable within the next 60 days. Common stock holdings include beneficial ownership of shares held by Frost Gamma Investments trust (see note 5).

(5)
Common stock holdings include 447,500 shares of common stock that may be acquired upon conversion of 447,500 shares of Preferred Stock and warrants to purchase 785,383 shares of the Company’s common stock owned directly by The Frost Group, LLC. Frost Gamma Investments Trust holds 4,115,265 shares of the Company’s common stock and 447,500 shares of the Company’s Preferred Stock. Dr. Phillip Frost is the trustee and Frost Gamma, Limited Partnership is the sole and exclusive beneficiary of Frost Gamma Investments Trust. Dr. Frost is one of two limited partners of Frost Gamma Limited Partnership. The general partner of Frost Gamma Limited Partnership is Frost Gamma Inc. and the sole shareholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is also the sole shareholder of Frost-Nevada Corporation. Frost Gamma Investments Trust is a principal member of The Frost Group, LLC. Dr. Frost and Frost Gamma Investments Trust disclaim beneficial ownership of the warrants to purchase common stock held by The Frost Group, LLC, except to the extent of any pecuniary interest therein.

(6)
Common stock holdings include options to purchase 75,000 shares of the Company’s common stock which are currently exercisable or will become exercisable within the next 60 days. Common stock holdings include beneficial ownership of shares held by Hsu Gamma Investments, L.P. (see note 7). Dr. Hsiao is a member of The Frost Group, LLC. Dr. Hsiao disclaims beneficial ownership of the warrants to purchase common stock held by The Frost Group, LLC, except to the extent of her pecuniary interest therein.

(7)
Common stock holdings include 447,500 shares of common stock that may be acquired upon conversion of 447,500 shares of Preferred Stock. Hsu Gamma Investments, L.P. holds 60,000 shares of the Company’s common stock and 447,500 shares of the Company’s Preferred Stock. Dr. Hsiao is the general partner of Hsu Gamma Investments, L.P.

(8)
Common stock holdings include options to purchase 17,500 shares of the Company’s common stock which are currently exercisable or will become exercisable within the next 60 days, warrants to purchase 20,138 shares of the Company’s common stock and 100,000 shares of common stock that may be acquired upon conversion of 100,000 shares of Preferred Stock. Common stock holdings also include 562,818 shares owned by each of the Joy Fowler Spragens Family Trust (the “Spragens Trust”), and RSLS Investments LLC (“RSLS”). The Spragens Trust is an irrevocable trust established by Joy Fowler Spragens, the spouse of Mr. Spragens, for the benefit of her descendants and relatives who are unrelated to Mr. Spragens. Although Mr. Spragens is the manager of RSLS, RSLS is 100% owned by his adult children. Accordingly, Mr. Spragens disclaims any beneficial ownership of the shares held by the Spragens Trust and RSLS.

(9)	Common stock holdings include 2,000,000 shares of common stock that may be acquired upon conversion of 2,000,000 shares of Preferred Stock.

(10)	Common stock holdings include 1,000,000 shares of common stock that may be acquired upon conversion of 1,000,000 shares of Preferred Stock.

(11)	Common stock holdings include options to purchase 2,500 shares of the Company’s common stock which are currently exercisable or will become exercisable within the next 60 days.

(12)	Common stock holdings include options to purchase 17,000 shares of the Company’s common stock which are currently exercisable or will become exercisable within the next 60 days.

(13)
Common stock holdings include options to purchase 17,000 shares of the Company’s common stock which are currently exercisable or will become exercisable within the next 60 days. Mr. Rubin is a member of The Frost Group, LLC. Mr. Rubin disclaims beneficial ownership of the warrants to purchase common stock held by The Frost Group, LLC, except to the extent of his pecuniary interest therein.

(14)	Common stock holdings include options to purchase 15,000 shares of the Company’s common stock which are currently exercisable or will become exercisable within the next 60 days.

(15)	Common stock holdings include options to purchase 92,751 shares of the Company’s common stock which are currently exercisable or will become exercisable within the next 60 days.

(16)	Common stock holdings include options to purchase 35,000 shares of the Company’s common stock which are currently exercisable or will become exercisable within the next 60 days.
ELECTION OF DIRECTORS
(Proposal No. 1)
Nominees for Election as Director
The Board of Directors has nominated each of its seven incumbent directors for re-election as directors to serve until our next Annual Meeting and until each director’s successor is duly elected and qualified. Although we anticipate that all of the nominees will be able to serve, if any nominee is unable or unwilling to serve at the time of the Annual Meeting, proxies solicited hereunder will be voted in favor of the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors, unless directed by a proxy to do otherwise.
The following table sets forth the names and ages of the director nominees.

Name	Age

Jane H. Hsiao, Ph.D., MBA	63
Jeffrey G. Spragens	68
Charles J. Filipi, M.D.	69
Chao C. Chen, Ph.D.	56
Richard C. Pfenniger, Jr.	54
Steven D. Rubin	49
Kevin T. Wayne, D.B.A.	47

The following is biographical information for the director nominees.
Jane H. Hsiao, Ph.D., MBA. Dr. Hsiao has served as a director of the Company since April 2005 and became Chairman of the Board in September 2007. Dr. Hsiao has served since May 2007 as Vice-Chairman and Chief Technical Officer of OPKO Health, Inc. (“OPKO”), a specialty healthcare company. Dr. Hsiao also serves as Chairman of the Board of medical device developer Non-Invasive Monitoring Systems, Inc. (“NIMS”), a position she has held since October 2008, and as a director of PROLOR Biotech, Inc., a developmental stage biopharmaceutical company (“PROLOR”), Neovasc, Inc., a company developing and marketing medical specialty vascular devices (“Neovasc”) and Sorrento Therapeutics, Inc., a development stage biopharmaceutical company. Dr. Hsiao is a member of The Frost Group, LLC (the “Frost Group”), a private investment firm. Dr. Hsiao previously served as the Vice Chairman-Technical Affairs and Chief Technical Officer of IVAX Corporation (“IVAX”) from 1995 until IVAX was acquired in January 2006 by Teva Pharmaceutical Industries Ltd. Dr. Hsiao also served as Chairman, CEO and President of IVX Animal Health, IVAX’s veterinary products subsidiary, from 1998 until 2006, and as IVAX’s Chief Regulatory Officer from 1992 to 1995. Dr. Hsiao previously served on the board of directors of IVAX and the board of directors of Ivax Diagnostics, Inc., a medical device company.
Dr. Hsiao’s background in the pharmaceutical and medical device industry, her strong technical expertise, as well as her senior management experience, allow her to play an integral role as Chairman of the Board. Her broad experience in many biotechnology and life science companies gives her a keen understanding and appreciation of the many regulatory and developmental issues confronting medical device, pharmaceutical and biotechnology companies.
Jeffrey G. Spragens. Mr. Spragens has served as our President and Chief Executive Officer and as a member of our Board of Directors since September 2007, and he has served as Business Manager of SafeStitch LLC, of which he was a founding member, since August 2005. From January 2002 to December 2006, Mr. Spragens was a member of Board of Directors of ETOC, Inc., a privately owned hotel and lodging company based in Minneapolis, Minnesota. Since April 2002, he has been a Founding Board of Directors Member and Treasurer of the Foundation for Peace, Washington, D.C. From 1990 to 1995, Mr. Spragens was Managing Partner, Gateway Associates, Inc., a company that secured full subdivision and planning approval for properties under its control. Prior to that and from 1987 to 1993, he was one of three founding board of directors members of North American Vaccine which was a public company acquired by Baxter International in 1999. Mr. Spragens also has previous experience as a developer and attorney.
As a result of Mr. Spragens wide-range of experience as a chief executive officer, developer and attorney, he is able to provide valuable business, leadership, and management advice to the Board in many critical areas. Mr. Spragens proven track record of success adds valuable expertise and insight to the Board particularly in the business strategies and growth opportunities that the Board considers.
Charles J. Filipi M.D. Dr. Filipi has served as our Chief Medical Officer since February 2010, and as Medical Director and a member of our Board of Directors since September 2007. Dr. Filipi was a founding member of SafeStitch LLC in August 2005 and has served as its Medical Director since 2006. He is also Professor of Surgery in the Department of Surgery at Creighton University School of Medicine in Omaha, Nebraska and has served in this position since 1999. From 2003 to 2004, Dr. Filipi served as president of the American Hernia Society, from 1997 to 2005 Dr. Filipi served as the editor of the journal Hernia. Additionally, Dr. Filipi has published approximately 95 peer-reviewed articles, 50 book chapters and has been the inventor of over 20 provisional or utility patents. His primary areas of interest are intraluminal surgery for the correction of gastroesophageal reflux disease, obesity, Barrett’s Esophagus, gastrointestinal bleeding and natural orifice transluminal intraperitoneal surgery.
Dr. Filipi’s experience as a professor of surgery at Creighton University, as the primary inventor of most of SafeStitch’s products and as a founder of SafeStitch LLC enables him to provide valuable board leadership and insight into the development of our products.
Chao C. Chen, Ph.D. Dr. Chen has served as a director of the Company since September 2009. Since May 2009, Dr. Chen has served as Chief Operating Officer of UniMed VM, a Taiwanese investment company. From September 2008 to May 2009, Dr. Chen served as Vice President of TaiMed Inc., a Taiwanese investment company, where he was responsible for medical technology investments. From 1983 to 2008, Dr. Chen served in various positions for the Cordis and Ethicon medical device subsidiaries of Johnson & Johnson, most recently from July 2006 to August 2008 as Vice President, Business Leader of Cordis and from July 2002 to June 2006 as Vice President, Advanced Research and Development of Cordis. In these positions, Dr. Chen was responsible for strategic planning, business integration, product commercialization and new technology research and development.

Dr. Chen’s extensive experience with the Cordis and Ethicon medical device subsidiaries of Johnson & Johnson brings significant insight and value to the Board. As the Board considers and develops its current and future products and growth strategies, Dr. Chen’s prior experience with strategic planning and product commercialization will assist the Company in making strategic decisions.
Richard C. Pfenniger, Jr. Richard C. Pfenniger, Jr., has served as a director of the Company since April 2005. Mr. Pfenniger has been Chief Executive Officer and President of Continucare Corporation, a provider of outpatient healthcare services, since October 2003, and the Chairman of Continucare’s Board of Directors since 2002. He served as CEO and Vice Chairman of Whitman Education Group, Inc., a post-secondary education provider, from 1997 until 2003. Mr. Pfenniger is a director of GP Strategies, Inc., a corporate education and training company, and of OPKO.
As a result of Mr. Pfenniger’s multi-faceted experience as a chief executive officer, chief operating officer and general counsel, he is able to provide valuable business, leadership and management advice to the Board in many critical areas. In addition, Mr. Pfenniger’s knowledge of the healthcare business has given him insight into many aspects of our business and the markets in which we operate. Mr. Pfenniger also brings financial expertise to the Board, including through his service as Chairman of our Audit Committee.
Steven D. Rubin. Mr. Rubin has served as a director of the Company since September 2007. Mr. Rubin has been the Executive Vice President and a director of OPKO since 2007 and is a member of the Frost Group. Mr. Rubin currently serves on the Boards of Directors of OPKO, NIMS, PROLOR, Neovasc, Kidville, Inc., which operates upscale learning and play facilities for children, Cardo Medical, Inc. (“Cardo”), a producer and distributor of orthopedic and spinal medical devices, Castle Brands, Inc., a marketer of premium spirits, Dreams, Inc., a vertically integrated sports licensing and products company, and SearchMedia Holdings Limited, a multi-platform billboard and in-elevator advertising company in China. Mr. Rubin previously served as the Senior Vice President, General Counsel and Secretary of IVAX from August 2001 until September 2006. Mr. Rubin was previously a director of Ideation Acquisition Corp.
Mr. Rubin brings to the Board his extensive leadership, business and legal experience, as well as his tremendous knowledge of the pharmaceutical and life science industry generally. Mr. Rubin has more than 20 years experience advising a broad range of companies in many aspects of business, regulatory, transactional and legal affairs. His experience as a practicing lawyer, general counsel and board member for multiple public companies, including several life sciences, medical device and pharmaceutical companies, has given him broad understanding and expertise, particularly relating to strategic planning and acquisitions.
Kevin T. Wayne, D.B.A. Dr. Wayne is an Associate Professor of Business Administration at Rivier College in Nashua, New Hampshire and has been with Rivier College since 2003. Dr. Wayne has been a director of the Company since September 2007. Prior to this and from 1999 until 2002, he was co-founder and Vice President of Onux Medical, Inc., a medical device company acquired by C.R. Bard in 2004. At Onux, Dr. Wayne was responsible for marketing and business development. He was also an Adjunct Professor of Marketing at Daniel Webster College from 2002-2003 and a Faculty Associate at Worcester Polytechnic Institute in 2002. Additionally, he has served in product development and marketing functions at Smith & Nephew Endoscopy, Visualization Technology (now part of GE), and Bard’s Endoscopy Division. His medical and surgical device experience includes work in general surgery, GI endoscopy, arthroscopy/sports medicine and computer-assisted spine and neurosurgery applications. He is a member of the Medical Device Group of Boston, the Association of University Technology Managers and the Academy of Management.
Dr. Wayne’s experience as a professor of Business Administration and his experience in the medical device industry, together with his marketing and business development background, bring valuable insight and a unique perspective to the Board.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES
IDENTIFIED ABOVE.

Identification of Executive Officers
The following individuals are our executive officers:

Name	Age	Position

Jeffrey G. Spragens	68	Chief Executive Officer, President and Director
Stewart B. Davis, M.D.	30	Chief Operating Officer
Charles J. Filipi, M.D.	69	Chief Medical Officer and Director
Adam S. Jackson	47	Chief Financial Officer
All officers serve until they resign or are replaced or removed at the discretion of the Board of Directors.
Biographical information for Mr. Spragens and Dr. Filipi is set forth in the section entitled “Proposal No. 1 — Election of Directors”, beginning on page 4.
Stewart B. Davis M.D. Dr. Davis has served as our Chief Operating Officer since September 2007 and as our Secretary from September 2007 to December 2009 and had joined SafeStitch LLC as Chief Operating Officer in June 2007. Prior to that and from July 2003, Dr. Davis was Assistant Medical Director for Innovia LLC, a privately-held bio medical device company in Miami, Florida, and its affiliates, including InnFocus LLC, InnoGraft LLC and InnCardia LLC. Innovia and its affiliates design implantable medical devices focusing on ophthalmology implants, vascular grafts and percutaneous heart valves. Since 2006, he has also been managing partner and medical director of Parasol International, LLC, a privately-owned global healthcare advisory firm. Dr. Davis has authored ten peer-reviewed articles and three NIH grants and has published a book. Dr. Davis graduated from the University of Miami School of Medicine in 2003.
Adam S. Jackson. Mr. Jackson joined the Company as Vice President, Finance in March 2008 and was appointed Chief Financial Officer in April 2008. Mr. Jackson also serves as Chief Financial Officer of NIMS, and as Vice President, Finance of Aero Pharmaceuticals, Inc. (“Aero”) a privately-held pharmaceutical distributor. Prior to joining the Company, Mr. Jackson served as Senior Vice President, Finance for Levitt Corporation (“Levitt”), a real estate development company, from 2006 to 2008, where he was responsible for the Levitt’s financial planning and analysis activities. From 2003 to 2006, Mr. Jackson served as Levitt’s Senior Vice President, Controller, during which period he supervised Levitt’s accounting and financial reporting activities. From 2001 to 2003, Mr. Jackson served as Chief Financial Officer of Romika-USA, Inc., a privately-held consumer goods manufacturing and distribution concern. From 2000 to 2001, Mr. Jackson served as Chief Operating Officer of V-Commex.com Corp., a privately-held internet company developing an international business-to-business web portal. From 1998 to 2000, Mr. Jackson served as Director of Financial Planning and Analysis at Eclipsys Corporation, a healthcare information technology provider.
CORPORATE GOVERNANCE
Code of Ethics
We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer and other persons performing similar functions. A copy of our Code of Business Conduct and Ethics is available on our website at www.safestitch.com. We intend to post amendments to, or waivers from a provision of, our Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer or persons performing similar functions on our website. Our website is not part of this proxy statement.
Section 16(a) Beneficial Ownership Reporting Compliance
Under section 16(a) of the Exchange Act, the Company’s directors, executive officers and persons who own more than ten percent (10%) of our common stock are required to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock and other equity securities of the Company. To the Company’s knowledge, based solely on a review of copies of such reports furnished to the Company during and/or with respect to fiscal 2009, the Company is not aware of any late or delinquent filings required under Section 16(a) of the Exchange Act in respect of the Company’s common stock or other equity securities.

Board of Directors and Committees Thereof
Independence
The Board of Directors, in the exercise of its reasonable business judgment, has determined that each of our directors qualify as independent directors pursuant to Nasdaq Stock Market Rule 5605(a)(2) and applicable SEC rules and regulations, except Mr. Spragens, who is employed as our President and CEO, and Dr. Filipi, who is employed as our Medical Director. Additionally, each of Mr. Pfenniger, Jr., Mr. Rubin and Dr. Chen is independent for audit committee purposes under Nasdaq Stock Market Rule 5605(c)(2) and applicable SEC rules and regulations.
Board Committees and Meeting Attendance
The Board of Directors conducts its business through meetings of the full Board of Directors and through committees of the Board, including the Audit Committee and the Compensation Committee. We do not have any other standing committees of the Board of Directors. The Board and its committees also act by written consent. During 2009, the full Board of Directors met on six occasions. During 2009, each of the current directors attended at least 75% of the aggregate of the Board meetings and the meetings of each committee on which such director served, with the exception of Dr. Hsiao, who attended 50% of such meetings. The three Board meetings that Dr. Hsiao did not attend were called to consider and vote upon certain transactions in which Dr. Hsiao had an interest as a related party.
We do not have a policy requiring our directors to attend the Annual Meeting. Four of our directors attended our 2009 Annual Meeting of Stockholders.
Compensation Committee
The Compensation Committee is composed of the following non-employee directors, all of whom the Board of Directors, in the exercise of its reasonable business judgment, has determined to be independent under Nasdaq and applicable SEC rules and regulations: Steven D. Rubin, Chairman, Richard C. Pfenniger, Jr. and Chao Chen. Kevin Wayne served on the Compensation Committee during all of 2009 and through February 2010, after which Dr. Chen replaced Dr. Wayne on the Compensation Committee. The Board of Directors has delegated to the Compensation Committee its responsibilities and authority relating to the compensation and evaluation of our executive officers, including establishing compensation policies and philosophies for the Company and its executive officers and reviewing and approving corporate goals and objectives relevant to our Chief Executive Officer’s compensation, as well as overseeing our incentive compensation plans and equity-based plans that are subject to Board approval. The Compensation Committee has the power to create subcommittees with such powers as the Compensation Committee may from time to time deem necessary or appropriate. The Board of Directors has adopted a charter that sets forth the responsibilities of the Compensation Committee, which is available on our website located at www.safestitch.com. During 2009, the Compensation Committee met on one occasion.
Audit Committee
We have a separately-designated standing audit committee, established in accordance with section 3(a)(58)(A) of the Exchange Act. The Board of Directors has adopted a charter that sets forth the responsibilities of the Audit Committee, which is available on our website located at www.safestitch.com. During 2009, the Audit Committee met on seven occasions.
The Audit Committee is composed of the following non-employee directors: Richard C. Pfenniger, Jr., Chairman, Steven D. Rubin and Kevin Wayne. The Company’s Board of Directors has determined that Richard C. Pfenniger, Jr. is an independent audit committee financial expert as defined in Item 407 (d)(5)(ii) of Regulation S-K.

Audit Committee Report
The Audit Committee has reviewed and discussed with management the Company’s audited financial statements contained in its Annual Report on Form 10-K for fiscal 2009 and has discussed with the Company’s independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from the Company’s independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent accountant its independence.
In performing its functions, the Audit Committee acts in an oversight capacity. The Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for the financial statements and reports, and of the independent registered public accounting firm, which, in its report, expresses an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles. In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on March 31, 2010.
Richard C. Pfenniger, Jr., Chairman
Steven D. Rubin
Kevin T. Wayne, D.B.A.
Nominating Committee
We do not have a standing nominating committee or a committee performing similar functions. We believe that, as a result of the role of the independent directors in the nominations process, it is not necessary at this time for us to have a separate nominating committee. In connection with this, our Board of Directors is responsible for evaluating candidates for nomination to the Board of Directors both for election at an annual meeting and as necessary from time to time to fill vacancies on the Board between annual meetings.
The Board of Directors has no specific minimum qualifications for director candidates. In general, however, persons considered for membership on the Board must have demonstrated leadership capabilities, be of sound mind and high moral character and be willing and able to commit the necessary time for Board and committee service. In evaluating potential candidates for service on the Board of Directors, the existing members of the Board will consider the candidate’s ability to satisfy the Nasdaq’s and SEC’s independence requirements and the candidate’s ability to contribute to the effective oversight and management of SafeStitch, taking into account our needs and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate. Although the Board does not have a formal policy with regard to the consideration of diversity in identifying director nominees, its review process is designed to identify nominees with various backgrounds, skills and experience, and appropriate financial, technological and other expertise relevant to our business. Additionally, the Board will consider such other factors as it deems appropriate. Each of the nominees for election as a director named in this Proxy Statement was unanimously recommended by the full Board of Directors for submission to the stockholders of the Company as the Board of Directors’ nominees.
Board Nominations by Security Holders
The Board will consider candidates recommended by our stockholders pursuant to written applications submitted to our Corporate Secretary, SafeStitch Medical, Inc., 4400 Biscayne Boulevard, Miami, Florida 33137.
There have been no changes to the procedures by which security holders may recommend nominees to our Board of Directors.
Our current Audit Committee and Compensation Committee charters are available on our website located at www.safestitch.com and are available in print to any stockholder upon request sent to SafeStitch Medical, Inc., 4400 Biscayne Blvd., Suite A-100, Miami, Florida 33137. Our Internet website and the information contained therein, other than material expressly referred to in this proxy statement, or connected thereto is not incorporated into this proxy statement.

Communication with the Board
Interested parties who want to communicate with the independent or non-management directors as a group, with the Board as a whole, any Board committee or any individual Board members should address their communications to the Board, the Board members or the Board committee, as the case may be, and send them to c/o Corporate Secretary, SafeStitch Medical, Inc., 4400 Biscayne Blvd., Suite A-100, Miami, Florida 33137 or call the Corporate Secretary at (305) 572-4112. The Corporate Secretary will forward all such communications directly to such Board members. Any such communications may be made on an anonymous and confidential basis.
Board Leadership Structure
The Company has a separate Chairman of the Board, Dr. Jane Hsiao, and Chief Executive Officer, Jeffrey Spragens. We believe that having an independent director serve as our Chairman allows our Chief Executive Officer to focus on our business, while allowing the Chairman of the Board to fulfill her fundamental Board leadership role, which includes providing advice to and independent oversight of our Board.
The Chairman of the Board role requires significant additional commitment, particularly as the Board’s oversight responsibilities continue to grow due to the expanding business operations. Our Board is committed to good corporate governance and believes that it is appropriate for an independent, highly-qualified, director to serve as its Chairman.
Our Chairman of the Board is responsible for the orderly functioning of our Board and enhancing its effectiveness. Our Chairman guides Board processes, provides input on agenda items and presides at Board meetings. Our Chairman additionally acts as a liaison between our Board members and our executive management team, consulting regularly and providing guidance on Board-related matters. In the absence of the Chairman, Messrs. Pfenniger, Jr. and Rubin typically preside at meetings of the Board.
Board Role in Risk Oversight
The Board’s role in the risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory and strategic and reputational risks. In connection with its reviews of the operations of the Company’s business and its corporate functions, the Board considers and addresses the primary risks associated with these operations and functions. Our full Board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed.
In addition, each of the Board’s Committees, and particularly the Audit Committee, plays a role in overseeing risk management issues that fall within such Committee’s areas of responsibility. Senior management reports on at least a quarterly basis to the Audit Committee on the most significant risks facing the Company from a financial reporting perspective and highlights any new risks that may have arisen since the Audit Committee last met. The Audit Committee also meets regularly in executive sessions with the Company’s independent registered public accounting firm and reports any findings or issues to the full Board. In performing its functions, the Audit Committee and each standing committee of the Board has full access to management, as well as the ability to engage advisors. The Board receives regular reports from each of its standing committees regarding each committee’s particularized areas of focus.
Director Compensation
On February 11, 2009, in connection with such person’s service on our Board of Directors or any committee thereof, the Compensation Committee granted 60,000 options to Dr. Hsiao, 6,000 options to each of Messrs. Pfenniger and Rubin and 5,000 options to each of Drs. Heithoff and Wayne, all of which vested 100% on February 11, 2010. During the year ended December 31, 2009, other than the stock option grants on February 11, 2009, no cash, stock awards, option awards, non-equity incentive plan compensation, non-qualified deferred compensation earnings or any other compensation was paid to any Director in respect of such person’s service on our Board of Directors or any committee thereof. The following table sets forth the information with respect to compensation of non-employee directors of the Company during fiscal year 2009.

Fiscal 2009 Director Compensation

	Fees				Nonqualified
	Earned or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)(1)	($)	($)	($)	($)

Jane H. Hsiao, Chairman	—	—	29,920	—	—	—	29,920
Kenneth Heithoff (2)	—	—	2,493	—	—	—	2,493
Richard C. Pfenniger, Jr.	—	—	2,992	—	—	—	2,992
Steven D. Rubin	—	—	2,992	—	—	—	2,992
Chao C. Chen	—	—	—	—	—	—	—
Kevin T. Wayne	—	—	2,493	—	—	—	2,493

(1)
Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions made in the calculation of these amounts are described in Note 5 to the Company’s audited financial statements, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2010. As of December 31, 2009, the aggregate number of outstanding stock options (both exercisable and unexercisable) for each non-employee directors were as follows:

Name	Stock Options
Jane H. Hsiao, Chairman	75,000
Kenneth Heithoff (2)	15,000
Richard C. Pfenniger, Jr.	17,000
Steven D. Rubin	17,000
Chao Chen	—
Kevin Wayne	15,000

(2)	Dr. Heithoff resigned from the Board on June 16, 2009.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table summarizes the compensation information for the years ended December 31, 2009 and 2008 for our principal executive officer and each of the other two most highly compensated executive officers. We refer to these persons as our named executive officers elsewhere in this proxy statement.
SUMMARY COMPENSATION TABLE

							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	Year	($)	($)	($)	($)(1)	($)	($)	($)(2)	($)

Jeffrey G. Spragens,	2009	—	—	—	30,179	—	—	—	30,179
Chief Executive	2008	—	—	—	10,556	—	—	—	10,556
Officer and President (3)

Stewart B. Davis, M.D.	2009	150,000	—	—	42,754	—	—	6,000	198,754
Chief Operating Officer	2008	158,750	—	—	21,112	—	—	6,350	186,212

Adam S. Jackson, Chief	2009	170,000	—	—	20,119	—	—	6,800	196,919
Financial Officer (4)	2008	131,042	—	—	106,911	—	—	5,242	243,195

(1)
Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions made in the calculation of these amounts are described in Note 5 to the Company’s audited financial statements, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2010.

(2)	Includes Company match of employee 401(k) contributions under Safe Harbor Match guidelines.

(3)	Jeffrey G. Spragens, our President and Chief Executive Officer, currently does not receive a salary for his service as an officer.

(4)
Mr. Jackson joined the Company in March 2008. Pursuant to a cost sharing arrangement with certain related companies, the Company received approximately $95,000 and $73,000 in cash and services from the related companies for Mr. Jackson’s service to such other companies during 2009 and 2008, respectively.

Outstanding Equity Awards as of December 31, 2009
The following table sets forth the option awards made to our named executive officers that were outstanding as of December 31, 2009. We have not granted any stock awards.

Option Awards
					Equity Incentive
					Plan Awards:
	Number of		Number of		Number of
	Securities		Securities		Securities
	Underlying		Underlying		Underlying	Option
	Unexercised		Unexercised		Unexercised	Exercise
	Options (#)		Options (#)		Unearned	Price	Option
Name	Exercisable		Unexercisable		Options (#)	($/Share)	Expiration Date

Dr. Stewart B. Davis	66,501		22,166	(1)	—	$2.60	9/11/2017
	2,500	(2)	7,500	(2)	—	$3.10	3/18/2015
	—		85,000	(3)	—	$0.80	2/11/2016

Jeffrey G. Spragens	1,250	(2)	3,750	(2)	—	$3.10	3/18/2015
	—		60,000	(3)	—	$0.80	2/11/2016

Adam S. Jackson	12,500	(4)	37,500	(4)	—	$3.00	3/24/2015
	—		40,000	(3)	—	$0.80	2/11/2016

(1)	Become exercisable on September 11, 2010.

(2)	Options were issued on March 18, 2008 and vest in four equal tranches beginning on March 18, 2009.

(3)	Options were issued on February 11, 2009 and vest in four equal tranches beginning on February 11, 2010.

(4)	Options were issued on March 24, 2008 and vest in four equal tranches beginning on March 24, 2009.

EQUITY COMPENSATION PLAN INFORMATION
Our Board of Directors and a majority of our stockholders approved the SafeStitch Medical, Inc. 2007 Incentive Compensation Plan (the “2007 Plan”) on November 13, 2007, which is our sole equity compensation plan. We have reserved a total of 2,000,000 shares of our common stock for issuance under the 2007 Plan, subject to adjustment for a stock split or any future stock dividend or other similar change in our common stock or our capital structure. As of December 31, 2009, a total of 615,167 options to purchase shares of common stock had been granted under the 2007 Plan. A more detailed summary of the 2007 Plan is contained in Note 5 to our audited consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2009. The full text of the 2007 Plan was filed with the SEC on December 7, 2007 as Annex B to our Definitive Information Statement on Schedule 14C.
The following table provides information about our equity compensation plans as of December 31, 2009:

			Number of securities
			remaining available for
			future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding
	of outstanding options,	outstanding options,	securities reflected in
	warrants and rights	warrants and rights	column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	526,500	$1.47	1,473 500
Equity compensation plans not approved by security holders (2)	88,667	$2.60	—

Total (3)	615,167	$1.63	1,473,500

(1)	2007 Plan.

(2)
On September 11, 2007, we issued to Dr. Stewart Davis, our Chief Operating Officer, an aggregate of 88,667 options (outside the 2007 Plan) to purchase our common stock at a strike price of $2.60 per share. This grant was made in accordance with that certain employment letter agreement, dated May 16, 2007, by and between Dr. Davis and SafeStitch LLC, which we acquired subsequent to such date, and in consideration for Dr. Davis’ continued service. 25% of such options were immediately exercisable with another 25% becoming exercisable on each of September 11, 2008, 2009 and 2010; provided, however, that all options shall become immediately exercisable in the event of a change of control of SafeStitch.

(3)
On February 17, 2010, we issued an aggregate of 559,000 options to purchase our common stock under the 2007 Plan, each at a strike price of $1.20 per share, which are excluded from the above totals. These options were issued as follows: Dr. Jane H. Hsiao, chairman of our Board of Directors received 100,000 options; each of our other independent and non-employee directors, Dr. Chao C. Chen, Steven D. Rubin, Richard C. Pfenniger and Kevin Wayne, received 20,000 options, except that Mr. Rubin and Mr. Pfenniger each received an additional 5,000 options for their respective service as chairman of Compensation Committee and Audit Committee, and Dr. Chen received an additional 2,500 for his service since being appointed to the Board in September 2009; and the remaining 366,500 options were issued to existing employees, consultants and medical advisory board members, including 100,000 to Jeffrey G. Spragens, our President and Chief Executive Officer, 60,000 to Dr. Stewart B. Davis, our Chief Operating Officer, 50,000 to Adam S. Jackson, our Chief Financial Officer and 50,000 to Dr. Phillip Frost, a consultant and the largest beneficial holder of our common stock.

Potential Payments upon Termination or Change-in-Control
The named executive officers do not have employment agreements with us and are all employed on an “at will” basis. We do not have arrangements with any of our named executive officers providing for additional benefits or payments in connection with a termination of employment, change in job responsibility or change-in-control. Grants of stock options to all employees eligible to receive such grants under the SafeStitch Medical, Inc. 2007 Incentive Compensation Plan vest immediately in the event of a change in control; therefore, no separate disclosure is presented herein with respect to the acceleration of stock options held by the named executive officers upon a change of control under the terms of this stock option plan.

Risk Considerations in our Compensation Programs
We have reviewed our compensation structures and policies as they pertain to risk and have determined that our compensation programs do not create or encourage the taking of risks that are reasonably likely to have a material adverse effect on the Company.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
We are parties to a Note and Security Agreement, dated September 4, 2007 (the “Credit Facility”), with The Frost Group, LLC and our CEO, Jeffrey G. Spragens, under which we have access to a line of credit with available borrowings of up to $4.0 million, consisting of $3.9 million from The Frost Group and $100,000 from Mr. Spragens. Members of the Frost Group, LLC include our Chairman, Jane Hsiao, Ph.D., Steven D. Rubin, a director, and Frost Gamma Investments Trust (the “Frost Trust”), a trust controlled by Dr. Phillip Frost, our largest beneficial stockholder. We are obligated to pay interest on outstanding borrowings under the Credit Facility at a 10% annual rate, and we have granted a security interest in favor of The Frost Group and Mr. Spragens in all of our real and personal property, whether now existing or subsequently acquired, in order to secure prompt, full and complete payment of the amounts due under Credit Facility. In March 2009, we entered into an amendment to the Credit Facility solely to change the maturity date from December 31, 2009 to June 30, 2010, which was further amended in March 2010 to extend the maturity date under the Credit Facility to June 30, 2011.
In connection with entering into the Credit Facility, we granted warrants to purchase a total of 805,521 shares of common stock to The Frost Group, LLC and Jeffrey G. Spragens at an assumed exercised price of $0.25. The warrants held by The Frost Group, LLC and Mr. Spragens are exercisable for an aggregate of approximately 4% of our outstanding common stock. Furthermore, the Frost Trust beneficially owns approximately 28% of our outstanding common stock. We borrowed $900,000 under the Credit Facility during the year ended December 31, 2009 and repaid the entire outstanding balance in July 2009, using the proceeds from our offering of Preferred Stock in July 2009. We borrowed $1.0 million under the Credit Facility during the year ended December 31, 2008 and repaid the entire then-outstanding balance in June 2008 using the proceeds from our 2008 Private Placement of common stock. We recognized interest expense related to the outstanding borrowings under the Credit Facility for the years ended December 31, 2009 and 2008 of $19,000 and $24,000, respectively. As of December 31, 2009 and 2008, there was no balance outstanding under the Credit Facility.
On July 21, 2009, we entered into a securities purchase agreement with a private investor, pursuant to which such investor agreed to purchase an aggregate of up to 2,000,000 shares (the “Current Shares”) of Preferred Stock at a purchase price of $1.00 per share. On July 22, 2009, we closed on the issuance of the 2,000,000 Current Shares for aggregate consideration of $2.0 million. A portion of the proceeds from the issuance was used to repay all principal and interest outstanding under the Credit Facility. Additionally, on July 21, 2009, we entered into a second securities purchase agreement (the “Future Purchase Agreement”) with certain other private investors (the “Future Investors”), pursuant to which the Future Investors agreed to purchase, at our election upon ten days written notice delivered to the Future Investors by us, an aggregate of up to 2,000,000 shares of Preferred Stock (the “Future Shares”) at a purchase price of $1.00 per share. Among the Future Investors who obligated themselves to potentially acquire a portion of the Future Shares were Hsu Gamma Investment, L.P., an entity of which Dr. Hsiao is general partner, Mr. Spragens and the Frost Trust (collectively, the “Related Party Investors”). Each of the Related Party Investors is the beneficial owner of more than 10% of our common stock. On January 12, 2010, we closed on the issuance of 2,000,000 Future Shares pursuant to the terms of the Future Purchase Agreement for aggregate consideration of $2.0 million.
Our principal corporate office is located at 4400 Biscayne Blvd., Suite A-100, Miami, Florida. We rent this space from Frost Real Estate Holdings, LLC, which is a company controlled by Dr. Frost. We currently lease approximately 3,200 square feet under the lease agreement, as amended, which has a five-year term that began on January 1, 2008. The lease currently requires annual rent of approximately $68,000, which amount increases by approximately 4.5% per year.

During 2008 and until August 2009, Dr. Hsiao served as a director of Great Eastern Bank of Florida, a bank where we maintain a bank account in the normal course of business. As of December 31, 2009, we had approximately $818,000 on deposit with Great Eastern Bank of Florida.
Dr. Hsiao, Dr. Frost and director Steven Rubin are each significant stockholders and/or directors of NIMS, Aero, Cardo and SearchMedia Holdings Limited. Commencing in March 2008, our Chief Financial Officer also serves as the Chief Financial Officer and supervises the accounting staffs of NIMS and Aero under a Board and Audit Committee-approved cost sharing arrangement whereby the total salaries of the accounting staffs of the three companies are shared. We have recorded reductions to General and Administrative costs and expenses for the years ended December 31, 2009 and 2008 of $73,000 and $33,000, respectively, to account for the sharing of costs under this arrangement. Commencing in December 2009, the our Chief Legal Officer and Corporate Secretary also serves under a similar Board and Audit Committee-approved cost sharing arrangement as Corporate Counsel of SearchMedia and as the Chief Legal Officer of each of NIMS and Cardo. We have recorded $15,000 of reductions to General and Administrative costs and expenses for the year ended December 31, 2009 to account for the sharing of costs under this arrangement. Aggregate accounts receivable from NIMS, Aero, Cardo and SearchMedia were approximately $21,000 as of December 31, 2009.
On December 30, 2008, we issued 8,197 shares of our common stock to RSLS Investments, LLC, an entity controlled by Mr. Spragens as repayment in full of a $10,000 non-interest bearing loan originally made in 2005 by RSLS Investments, LLC to SafeStitch LLC. The exchange ratio was based upon the average closing price of our common stock on the OTCBB for the five trading days immediately preceding the transaction. The issuance of shares in this transaction was exempt from registration under the Securities Act pursuant to Section 4(2) thereof.
Dr. Hsiao, Dr. Frost and directors Steven Rubin and Richard Pfenniger are each significant stockholders, officers and/or directors of OPKO. Certain of our employees provided consulting services to OPKO on a cost-plus basis during 2008. We have recorded reductions to General and Administrative expense to account for the provision of these services totaling $0 and $49,000 for the years ended December 31, 2009 and 2008, respectively. The amounts charged may not be representative of those that would have been charged in an “arms-length” transaction. These transactions were ratified by the Audit Committee of the Board of Directors, and no accounts receivable from OPKO were outstanding as of December 31, 2009.
The Audit Committee of our Board of Directors reviews and approves all transactions that are required to be reported under Item 404(a) of Regulation S-K, including each transaction described above. In order to approve a related party transaction, the Audit Committee requires that (i) such transactions be fair and reasonable to us at the time it is authorized by the Audit Committee and (ii) such transaction must be authorized, approved or ratified by the affirmative vote of a majority of the members of the Audit Committee who have no interest, either directly or indirectly, in any such related party transaction.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Eisner LLP (“Eisner”) has served as our independent registered public accounting firm since 2006. We do not expect representatives of Eisner LLP to be present at the Annual Meeting. If they do attend, they will be available to respond to appropriate questions and will be given an opportunity to make a statement if they so desire. The following table sets forth the fees billed to the Company by Eisner for its audits of the Company’s consolidated annual financial statements and other services for the years ended December 31, 2009 and 2008.

	2009	2008
Audit Fees	$79,000	$71,250
Audit-Related Fees	—	—
Tax Fees		17,000	(1)
All Other Fees	—	—

Total Fees	$79,000	$88,250

(1)	Includes fees related to the filing of the Company’s 2007 State and Federal tax returns.
Pre-Approval Policies and Procedures
Our Audit Committee has a policy in place that requires its review and pre-approval of all audit and permissible non-audit services provided by our independent auditors. The services requiring pre-approval by the audit committee may include audit services, audit related services, tax services and other services. The pre-approval requirement is waived with respect to the provision of non-audit services if (i) the aggregate amount of all such non-audit services provided to us constitutes not more than 5% of the total amount of revenues paid by us to our independent auditors during the fiscal year in which such non-audit services were provided, (ii) such services were not recognized at the time of the engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Audit Committee or by one or more of its members to whom authority to grant such approvals has been delegated by the Audit Committee. During 2009 and 2008, audit related services, tax services and all other services provided by Eisner were pre-approved by the Audit Committee.
The Audit Committee has considered and determined that the provision of all non-audit services set forth in the table above is compatible with maintaining Eisner’s independence.
OTHER BUSINESS
As of the date of this proxy statement, the Board of Directors knows of no other business to be presented at the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote thereon as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.
STOCKHOLDER PROPOSALS
Under our bylaws, only such business shall be conducted as shall have been brought before the meeting as specified in the meeting notice, by or at the direction of the Board of Directors or by any stockholder who is a stockholder of record at the time of giving of the meeting notice, who is entitled to vote at such meeting and who complies with the notice procedures set forth in Section 2.05 of our bylaws. Stockholder proposals intended to be included in our proxy statement and proxy for our 2011 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by us at our executive offices by December 31, 2010. Proposals received after such date, while not included in our proxy statement or proxy, may still be brought before the 2011 Annual Meeting of Stockholders, provided that any such proposal is delivered to or mailed and received at our principal executive office no later than March 20, 2011.

COMMON STOCK PROXY
SAFESTITCH MEDICAL, INC.
4400 Biscayne Blvd., Suite A-100
Miami, Florida 33137
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS — JUNE 2, 2010
The undersigned hereby appoints Jeffrey G. Spragens and Adam S. Jackson, and each of them severally, as proxies of the undersigned, each with full power to appoint his substitute, to represent the undersigned at the Annual Meeting (the “Annual Meeting”) of Stockholders of SafeStitch Medical, Inc. (the “Company”) to be held on June 2, 2010, and at any adjournments thereof, and to vote thereat all shares of common stock of the Company held of record by the undersigned at the close of business on April 16, 2010 in accordance with the instructions set forth on this proxy card and, in their discretion, to vote such shares on any other business as may properly come before the Annual Meeting and on matters incident to the conduct of the Annual Meeting. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.
PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE
ENCLOSED ENVELOPE

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING PROPOSALS

1.	Election of seven directors.
NOMINEES:
	(01) Jane H. Hsiao, Ph.D., M.B.A.	☐	FOR ALL NOMINEES
	(02) Jeffrey G. Spragens	☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
	(03) Charles J. Filipi, M.D.	☐	FOR ALL EXCEPT
(04) Chao C. Chen, Ph.D.
(05) Richard C. Pfenniger, Jr.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and, in the list to the left, strike a line through the name of the nominee for whom you wish to withhold your vote.

(06) Steven D. Rubin
(07) Kevin T. Wayne, D.B.A.

2.	In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS THE PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for the June 2, 2010 meeting.

Signature of Stockholder	Date:

Signature of Stockholder	Date:

NOTE: Please sign exactly as your name or names appears hereon. When shares are held by joint owners, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

10% SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK PROXY
SAFESTITCH MEDICAL, INC.
4400 Biscayne Blvd., Suite A-100
Miami, Florida 33137
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS — JUNE 2, 2010
The undersigned hereby appoints Jeffrey G. Spragens and Adam S. Jackson, and each of them severally, as proxies of the undersigned, each with full power to appoint his substitute, to represent the undersigned at the Annual Meeting (the “Annual Meeting”) of Stockholders of SafeStitch Medical, Inc. (the “Company”) to be held on June 2, 2010, and at any adjournments thereof, and to vote thereat all shares of 10% Series A Cumulative Convertible Preferred Stock of the Company held of record by the undersigned at the close of business on April 16, 2010 in accordance with the instructions set forth on this proxy card and, in their discretion, to vote such shares on any other business as may properly come before the Annual Meeting and on matters incident to the conduct of the Annual Meeting. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.
PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE
ENCLOSED ENVELOPE

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING PROPOSALS

1.	Election of seven directors.
NOMINEES:
	(01) Jane H. Hsiao, Ph.D., M.B.A.	☐	FOR ALL NOMINEES
	(02) Jeffrey G. Spragens	☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
	(03) Charles J. Filipi, M.D.	☐	FOR ALL EXCEPT
(04) Chao C. Chen, Ph.D.
(05) Richard C. Pfenniger, Jr.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and, in the list to the left, strike a line through the name of the nominee for whom you wish to withhold your vote.

(06) Steven D. Rubin
(07) Kevin T. Wayne, D.B.A.

2.	In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS THE PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for the June 2, 2010 meeting.

Signature of Stockholder	Date:

Signature of Stockholder	Date:

NOTE: Please sign exactly as your name or names appears hereon. When shares are held by joint owners, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.